Q4 2018 Earnings Release Published February 25, 2019 (Earnings Conference Call February 26, 2019) David Graziosi, President & Chief Executive Officer Fred Bohley, Vice President & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs; the concentration of our net sales in our top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully-automatic transmissions; U.S. and foreign defense spending; general economic and industry conditions; increases in cost, disruption of supply or shortage of raw materials or components used in our products; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; risks associated with our international operations, including increased trade protectionism; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers; risks related to our substantial indebtedness; and our intention to pay dividends and repurchase shares of our common stock. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward- looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2017.

Non-GAAP Financial Information We use Adjusted EBITDA and Adjusted EBITDA as a percent of net sales to measure our operating profitability. We believe that Adjusted EBITDA and Adjusted EBITDA as a percent of net sales provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability and comparability with other companies. Adjusted EBITDA as a percent of net sales is also used in the calculation of management’s incentive compensation program. The most directly comparable U.S. generally accepted accounting principles (“GAAP”) measure to Adjusted EBITDA and Adjusted EBITDA as a percent of net sales is Net income and Net income as a percent of net sales, respectively. Adjusted EBITDA is calculated as the earnings before interest expense, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by Allison Transmission, Inc.’s, the Company’s wholly-owned subsidiary, Term B-3 Loan due 2022. Adjusted EBITDA as a percent of net sales is calculated as Adjusted EBITDA divided by net sales. We use Adjusted Free Cash Flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business and certain mandatory debt service requirements, can be used for repayment of debt, stockholder distributions and strategic opportunities, including investing in our business. We believe that Adjusted Free Cash Flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted Free Cash Flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted Free Cash Flow is Net cash provided by operating activities. Adjusted Free Cash Flow is calculated as Net cash provided by operating activities after additions of long-lived assets.

Call Agenda Q4 2018 Performance 2019 Guidance

Q4 2018 Performance Summary ($ in millions) Q4 2018 Q4 2017 % Variance Net Sales $647 $588 10.0% Gross Margin % 52.2% 49.0% 320 bps Net Income $147 $215 (31.6%) Adjusted EBITDA(1) $261 $210 24.3% See Appendix for a reconciliation of Adjusted EBITDA. Commentary Net Sales: increase was principally driven by higher demand in the Outside North America Off-Highway and North America On-Highway end markets, price increases on certain products and the continued execution of our growth initiatives. Gross Margin: increase was principally driven by increased net sales, price increases on certain products and favorable material costs. Net Income: decrease was principally driven by the 2017 enactment of the U.S. Tax Cuts and Jobs Act, increased product initiatives spending and increased interest expense partially offset by increased gross profit, decreased loss associated with the impairment of long-lived assets, decreased technology-related investment expense and decreased selling, general and administrative expenses. Adjusted EBITDA: increase was principally driven by increased net sales, price increases on certain products, decreased selling, general and administrative expenses and favorable material costs partially offset by increased product initiatives spending.

Q4 2018 Sales Performance ($ in millions) End Markets Q4 2018 Q4 2017 % Variance Commentary North America On-Hwy $303 $287 6% Principally driven by higher demand for Rugged Duty Series and Highway Series models North America Off-Hwy $17 $28 (39%) Principally driven by lower demand from hydraulic fracturing applications Defense $36 $25 44% Principally driven by higher Tracked demand Outside North America On-Hwy $95 $98 (3%) Principally driven by lower demand in South America and Asia Outside North America Off-Hwy $47 $11 327% Principally driven by improved demand in the energy, mining and construction sectors Service Parts, Support Equipment & Other $149 $139 7% Principally driven by higher demand for North America On-Highway service parts and global support equipment Total $647 $588 10%

Q4 2018 Financial Performance ($ in millions, except per share data) Q4 2018 Q4 2017 $ Var % Var Commentary Net Sales $647 $588 $59 10.0% Increase was principally driven by higher demand in the Outside North America Off-Highway and North America On-Highway end markets, price increases on certain products and the continued execution of our growth initiatives Cost of Sales $309 $300 ($9) (3.0%) Gross Profit $338 $288 $50 17.4% Increase was principally driven by increased net sales, price increases on certain products and favorable material costs Operating Expenses Selling, General and Administrative $90 $97 $7 7.2% Decrease was principally driven by unfavorable product warranty adjustments in 2017 that did not recur in 2018 Engineering – Research and Development $37 $31 ($6) (19.4%) Increase was principally driven by increased product initiatives spending Loss associated with Impairment of Long- Lived Assets $4 $32 $28 87.5% Total Operating Expenses $131 $160 $29 18.1% Operating Income $207 $128 $79 61.7% Interest Expense, net ($31) ($25) ($6) (24.0%) Increase was principally driven by favorable market-to-market adjustments for interest rate derivatives in 2017 and higher interest rates on the Senior Secured Credit Facility Other Expense, net ($2) ($19) $17 89.5% Change was principally driven by lower technology-related investments expense and credits related to post-retirement benefit plan amendments Income Before Income Taxes $174 $84 $90 107.1% Income Tax (Expense) Benefit ($27) $131 ($158) (120.6%) Change was principally driven by a one-time income tax benefit resulting from a decrease in deferred tax liabilities in 2017 as a result of the U.S. Tax Cuts and Jobs Act enacted into law in December 2017 and increased taxable income partially offset by a decrease in effective tax rate as a result of the U.S. Tax Cuts and Jobs Act Net Income $147 $215 ($68) (31.6%) Diluted Earnings Per Share $1.14 $1.51 ($0.37) (24.5%) Q4 2018: 129M shares; Q4 2017: 142M shares Adjusted EBITDA(1) $261 $210 $51 24.3% See appendix for the reconciliation from Net Income.

Q4 2018 Cash Flow Performance See Appendix for a reconciliation of Adjusted Free Cash Flow. Operating Working Capital = A/R + Inventory – A/P. ($ in millions) Q4 2018 Q4 2017 $ Variance % Variance Commentary Net Cash Provided by Operating Activities $232 $166 $66 39.8% Principally driven by increased gross profit, lower cash income taxes and cash interest expense partially offset by increased working capital CapEx $48 $51 ($3) (5.9%) Principally driven by timing of productivity and replacement programs spending Adjusted Free Cash Flow (1) $184 $115 $69 60.0% Principally driven by increased net cash provided by operating activities and lower capital expenditures ($ in millions) Q4 2018 Q4 2017 $ Variance % Variance Commentary Operating Working Capital(2) Percentage of LTM Sales 10.3% 9.5% N/A 80 Bps Principally driven by increased operating working capital commensurate with increased quarterly net sales partially offset with higher LTM net sales Cash Paid for Interest $47 $53 ($6) (11.3%) Principally driven by termination of interest rate derivatives in 2017 partially offset by interest payments for the 4.75% Senior Notes due 2027 Cash Paid for Income Taxes $21 $31 ($10) (32.3%) Principally driven by intra-year timing of payments

2019 Guidance – End Markets Net Sales Commentary Allison expects first quarter net sales to be flat from the same period in 2018 principally driven by increased demand expected in the North America On-Highway end market offset by decreased demand expected in the North America Off-Highway and Service Parts, Support Equipment & Other end markets. End Market 2018 Net Sales 2019 Midpoint Commentary North America On-Hwy $1,317 5% Principally driven by anticipated market share gains in Class 4-5 truck as a result of the recent medium duty commercial truck launches by Chevrolet and Navistar and higher Class 8 straight truck production North America Off-Hwy $93 (78%) Principally driven by lower demand for hydraulic fracturing applications Defense $158 0% Outside North America On-Hwy $383 3% Principally driven by increased fully-automatic penetration Outside North America Off-Hwy $129 (19%) Principally driven by lower demand in the energy sector Service Parts, Support Equipment & Other $633 (10%) Principally driven by decreased demand for North America Off-Highway service parts ($ in millions)

2019 Guidance - Summary ($ in millions) Guidance Commentary Net Sales $2,580 to $2,680 Guidance reflects lower demand in the North America Off-Highway and Service Parts, Support Equipment & Other end markets principally driven by hydraulic fracturing applications partially offset by increased demand in the global On-Highway end markets, price increases on certain products and the continued execution of our growth initiatives Net Income $535 to $585 Adjusted EBITDA $1,000 to $1,060 Net Cash provided by Operating Activities $710 to $750 Adjusted Free Cash Flow $550 to $600 Net Cash Provided by Operating Activities less CapEx Cash Income Taxes $100 to $110

APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 3) Adjusted EBITDA reconciliation

Non-GAAP Reconciliations (2 of 3) Adjusted Free Cash Flow reconciliation

Non-GAAP Reconciliations (3 of 3) Guidance reconciliation